UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 26, 2016

Fortune Brands Home & Security, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, IL 60015
(Address of Principal Executive Offices) (Zip Code)

847-484-4400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

          On October 26, 2016, the Company issued a press release reporting the Company’s third quarter 2016 results, as well as certain guidance for 2016.  A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

          The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is being furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated October 26, 2016, issued by Fortune Brands Home & Security, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

		By:	/s/ E. Lee Wyatt, Jr.
		Name:	E. Lee Wyatt, Jr.
		Title:	Senior Vice President and Chief Financial
Officer

Date:	October 26, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 26, 2016, issued by Fortune Brands Home & Security, Inc.